SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): August 12, 1998



                          GK INTELLIGENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



              000-22057                                 84-1079784
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)



                           5555 San Felipe, Suite 625
                              Houston, Texas 77056
                              ---------------------

          (Address of principal executive offices, including zip code)



                                 (713) 840-7722
              (Registrant's telephone number, including area code)

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ITEM 1       CHANGES IN CONTROL OF REGISTRANT

             Inapplicable

ITEM 2       ACQUISITION OR DISPOSITION OF ASSETS

             Inapplicable

ITEM 3       BANKRUPTCY OR RECEIVERSHIP

             Inapplicable

ITEM 4       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

             Inapplicable

ITEM 5       OTHER EVENTS

             Effective August 12, 1998, the following employees left GK Intelligent Systems, Inc. ("Company"): Tim Harris, former chief financial officer; Doyle Baker, former chief information officer; David Cabello, former corporate counsel; Lewis Schrock, former director of product marketing; and Kathleen Harrington Clark, former marketing executive.

             Effective August 13, 1998, John Paul DeJoria, chief executive officer and co-founder of John Paul Mitchell Systems agreed to join the Company's Board of Directors and serve as global marketing advisor.

ITEM 6       RESIGNATIONS OF REGISTRANT'S DIRECTORS

             Effective, August 12, 1998, Rod Canion and John Gribi resigned from the Company's Board of Directors.

ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS

             Inapplicable

ITEM 8       CHANGE IN FISCAL YEAR

             Inapplicable

                                     -2-
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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GK INTELLIGENT SYSTEMS, INC.

                                            By/s/GARY F. KIMMONS
                                                 Gary F. Kimmons
                                                 President



Dated: August 18, 1998
                                     -3-
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